UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of BorgWarner Inc. (the "Company") held on April 27, 2016, the Company’s stockholders approved the First Amendment to the BorgWarner Inc. 2014 Stock Incentive Plan (the "Plan"). The Plan was previously approved by stockholders in 2014 and is administered by the Compensation Committee of the Board of Directors.

The sole purpose of the First Amendment is to add Relative Revenue Growth as a "performance goal" on which awards under the 2014 Plan can be based.
A copy of the First Amendment is attached as exhibit 10.1.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 27, 2016. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of John R. McKernan, Jr., Alexis P. Michas, Ernest J. Novak, Jr., Richard O. Schaum, Thomas T. Stallkamp and James R. Verrier to the board of directors:

	For	Against	Withheld/Abstention	Broker Non-Votes
McKernan, Jr.	186,002,490	1,795,486	121,228	10,288,431
Michas	183,822,324	4,019,779	77,101	10,288,431
Novak	183,005,186	4,833,896	80,122	10,288,431
Schaum	135,002,214	52,837,439	79,551	10,288,431
Stallkamp	182,123,946	5,717,246	78,012	10,288,431
Verrier	184,220,296	3,624,039	74,869	10,288,431

(b) Approval of the Amendment to the BorgWarner Inc. 2014 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
180,200,274	7,567,141	151,789	10,288,431

(c) Votes regarding the selection of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
196,098,597	2,031,059	77,979	10,288,431

(d) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
74,885,404	112,840,210	193,590	10,288,431

The Board of Directors takes this vote seriously and will further engage with investors to gather feedback and determine an appropriate response.

(e) Amendment of the Company's Restated Certificate of Incorporation to allow certain stockholders to request special meetings of stockholders:

For	Against	Abstain	Broker Non-Votes
185,133,868	2,639,902	145,434	10,288,431

(f) Stockholder proposal to allow certain stockholders' nominated candidates to be included in the proxy materials of the Company:

For	Against	Abstain	Broker Non-Votes
112,463,100	66,196,323	9,259,781	10,288,431

The Board of Directors has received the stockholders' advisory vote concerning proxy access and will consider it and feedback received in the course of investor engagement as it reviews the Company's existing proxy access by-law.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

3.1/4.1    Amendment to the Amended and Restated By-Laws of BorgWarner Inc.

10.1    First Amendment to the Borgwarner Inc. 2014 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: May 2, 2016	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1/4.1	Amendment to the Amended and Restated By-Laws of BorgWarner Inc.
10.1	First Amendment to the BorgWarner Inc. 2014 Stock Incentive Plan